Exhibit 10.1

TOWN OF ISLIP INDUSTRIAL DEVELOPMENT AGENCY

(TOWN OF ISLIP, NEW YORK)

AND

555 N RESEARCH CORPORATION

AND

STEEL 555 NRP, LLC

__________________________________

ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT

__________________________________

DATED AS OF JULY 26, 2021

TOWN OF ISLIP INDUSTRIAL DEVELOPMENT AGENCY

(555 N RESEARCH CORPORATION/CVD MATERIALS CORPORATION 2017

FACILITY)

ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT, dated as of July 26, 2021 (this "Assignment Agreement"), is by and among the TOWN OF ISLIP INDUSTRIAL DEVELOPMENT AGENCY, a public benefit corporation of the State of New York having its office at 40 Nassau Avenue, Islip, New York 11751 (the "Agency"), 555 N RESEARCH CORPORATION, a business corporation duly organized and validly existing under the laws of the State of New York, having its principal office at 355 South Technology Drive, Central Islip, New York 11722 (the "Assignor" and the "Original Company"), and STEEL 555 NRP, LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware and authorized to transact business in the State of New York, having an office at 999 South Oyster Bay Road, Suite 900, Bethpage, New York 11714 (the "Assignee" and the "Company").

R E C I T A L S

WHEREAS, Title 1 of Article 18-A of the General Municipal Law of the State of New York was duly enacted into law as Chapter 1030 of the Laws of 1969 of the State of New York (the "State"); and

WHEREAS, the aforesaid act authorizes the creation of industrial development agencies for the Public Purposes of the State; and

WHEREAS, the aforesaid act further authorizes the creation of industrial development agencies for the benefit of the several counties, cities, villages and towns in the State and empowers such agencies, among other things, to acquire, reconstruct, renovate, refurbish, equip, lease, sell and dispose of land and any building or other improvement, and all real and personal property, including but not limited to machinery and equipment deemed necessary in connection therewith, whether now in existence or under construction, which shall be suitable for manufacturing, civic, warehousing, research, commercial, recreation or industrial facilities, in order to advance job opportunities, health, general prosperity and the economic welfare of the people of the State and to improve their standard of living; and

WHEREAS, pursuant to and in accordance with the provisions of the aforesaid act and Chapter 47 of the Laws of 1974, as amended (collectively, the "Act"), the Agency was created and is empowered to undertake the providing of financing and leasing of the Facility defined below; and

WHEREAS, the Agency previously assisted the Original Company in connection with the (a) the acquisition of an approximately 11.88 acre parcel of land located at 555 North Research Place, Central Islip, New York 11722 (the "Land"), the renovation of an approximately 179,000 square foot building located thereon, together with the acquisition, installation and equipping of improvements, structures and other related facilities attached to the Land (the "Original Improvements") and the acquisition and installation therein of certain equipment not part of the Original Equipment (as such term is defined herein) (the "Original Facility Equipment"; and, together with the Land and the Improvements, the "Original Company Facility"), which Original Company Facility is leased and subleased by the Agency to the Original Company and further subleased by the Original Company to CVD Materials Corporation, a New York business corporation (the "Original Sublessee"); and (b) the acquisition and installation of certain equipment and personal property (the "Original Equipment", and together with the Original Company Facility, the "Original Facility"), which Original Equipment is leased by the Agency to the Original Sublessee, and which Original Facility is currently used by the Original Sublessee for its primary use as a manufacturing facility to process surface treatments or films and coatings on various product lines in its business as a manufacturer of equipment and materials for the semiconductor industry (the "Original Project"); and

WHEREAS, the Agency previously acquired a leasehold interest in the Land and the Improvements pursuant to a certain Company Lease Agreement, dated as of November 1, 2017 (the "Original Company Lease"), by and between the Original Company and the Agency, a memorandum of which was recorded in the Suffolk County Clerk's office on December 5, 2017, in Liber 12940 of Deeds, Page 845; and

WHEREAS, the Agency acquired title to the Equipment pursuant to a certain Bill of Sale, dated the Closing Date (as defined in the hereinafter defined Original Lease Agreement) (the "Bill of Sale"), from the Company to the Agency; and

WHEREAS, the Agency previously subleased and leased the Original Facility to the Original Company pursuant to a certain Lease and Project Agreement, dated as of November 1, 2017 (the "Original Lease Agreement"), by and between the Agency and the Original Company, a memorandum of which was recorded in the Suffolk County Clerk's office on December 5, 2017, in Liber 12940 of Deeds, Page 847; and

WHEREAS, the Original Company has now requested that the Agency consent to the assignment by the Original Company of all of its rights, title, interest and obligations under the Original Company Lease and the Original Lease Agreement to, and the assumption by the Assignee, of all of such rights, title, interest and obligations of the Original Company, and the release of the Original Company from any further liability with respect to the Facility subject to certain requirements of the Agency (the "Assignment"), all pursuant to the tennis of this Assignment Agreement; and

WHEREAS, in connection with the Assignment, the Assignee has requested the Agency provide assistance in connection with (a) the acquisition of the Original Facility, (b) the renovation of the Original Improvements (the Original Improvements, as renovated, are the "Improvements"), and (c) the acquisition and installation of certain equipment and personal property (the "Equipment", and together with the Land and Improvements, the "Facility"), which Facility will be leased by the Assignee to ELM Freight Handlers Inc. (the "Tenant") and other future tenants to be determined (the "Project"); and

WHEREAS, pursuant to this Assignment Agreement, the Assignee will assume all of the right, title, interest, liability, duty and obligations of the Original Company arising from and after the Effective Date (as hereinafter defined) with respect to the Facility under the Original Company Lease and the Original Lease Agreement; and

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WHEREAS, pursuant to a resolution adopted on June 15, 2021 (the "Authorizing Resolution"), the Agency approved the Assignment and authorized the execution and delivery of such documents necessary to effectuate the Assignment; and

WHEREAS, the Original Company Lease will be assigned by the Original Company and assumed by the Assignee, pursuant to a certain Assignment and Assumption of Company Lease Agreement, to be dated July 26, 2021 (the "Assignment of Company Lease Agreement", and together with the Original Company Lease and this Assignment Agreement, the "Company Lease"), by and between the Original Company and the Assignee and consented to by the Agency; and

WHEREAS, the Original Lease Agreement will be assigned by the Original Company and assumed by the Assignee, pursuant to a certain Assignment and Assumption of Lease Agreement, dated July 26, 2021 (the "Assignment of Lease Agreement", and together with the Original Lease Agreement and this Assignment Agreement, the "Lease Agreement"), by and between the Original Company and the Assignee, and consented to by the Agency; and

WHEREAS, the Assignee has agreed to transfer title to the Equipment to the Agency pursuant to a certain Bill of Sale, dated the date hereof (the "Bill of Sale"); and

WHEREAS, subject to the Agency's consent, which consent is given pursuant to Section 2.2 hereof, the Assignee shall acquire the Assignor's leasehold estate and reversionary interest in the Facility, created pursuant to the Company Lease and the Lease Agreement, and the Assignor shall assign to the Assignee all of the Assignor's rights, title, interest, duties, liabilities and obligations under the Company Lease and the Lease Agreement, including, but not limited to, all of the right, title and interest of the Assignor with respect to the Facility and the Assignee shall assume all of the Assignor's rights, title, interest, duties, liabilities and obligations with respect to the Facility including, but not limited to, all of the right, title, interest, liability, duty and obligations of the Assignor under the Company Lease and the Lease Agreement.

AGREEMENT

For and in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto do hereby mutually agree as follows:

ARTICLE I

DEFINITIONS

All capitalized terms used in this Assignment Agreement and not otherwise defined herein shall have the meanings assigned thereto in the Schedule of Definitions attached to the Lease Agreement as Schedule A.

All references in the Lease Agreement to "this Lease Agreement" or "the Lease Agreement" or words of similar import, and the terms "hereby", "hereof', "hereto", "herein", "hereunder", "thereby", "thereof', "thereto", "therein", "thereunder" and any similar terms as used in any such instrument or agreement shall be deemed to refer to such instrument or agreement as amended, modified, supplemented and assigned by this Assignment Agreement.

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ARTICLE II

ASSIGNMENT AND ASSUMPTION

Section 2.1         Effective Date, Assignment and Assumption, Agency Certification, and Consent.

(a)         As used herein, the "Effective Date" shall mean July 26, 2021.

(b)         Upon the Effective Date, the Assignor hereby assigns to the Assignee all of its rights, title, interest, obligations, liabilities and duties (including its reversionary rights under the Lease Agreement) under the Company Lease and the Lease Agreement.

(c)         Upon the Effective Date, the Assignee hereby assumes all of the Assignor's rights, title, interest, obligations, liabilities and duties relating to the Facility arising on and after the Effective Date, including, but not limited to, all of its rights, title, interest, obligations, liabilities and duties under the Company Lease and the Lease Agreement, including but not limited to all obligations, liabilities and duties that exist as of the date of this Assignment Agreement under Section 8.2 of the Lease Agreement and the other provisions of the Company Lease and the Lease Agreement. Notwithstanding anything contained to the contrary herein or in the Lease Agreement, the Agency, Assignor and Assignee each acknowledge and agree that Assignee does not assume any obligations to make any payments of Recaptured Benefits with respect to any Benefits received by Assignor prior to the Effective Date. The Agency hereby waives recapture of any benefits from the Assignor with respect to the Facility.

(d)         The Agency, the Assignor and the Assignee acknowledge that the Assignment of Company Lease will be executed by the Assignor and the Assignee, and consented to by the Agency and delivered to and recorded in the Suffolk County Clerk's office to effectuate the assignment and assumption of the Company Lease.

(e)         The Agency, the Assignor and the Assignee acknowledge that the Assignment of Lease Agreement will be executed by the Assignor, the Assignee and consented to by the Agency and delivered to and recorded in the Suffolk County Clerk's office to effectuate the assignment and assumption of the Lease Agreement.

Section 2.2         Consent by Agency. The Agency hereby consents to the assignment by the Assignor to the Assignee pursuant to Section 2.1(b) above and the assumption by the Assignee pursuant to Section 2.1(c) above, and otherwise subject to the terms, conditions and limitations described herein.

Section 2.3         Certification of Agency. The Agency hereby certifies to Assignee that to the best of its knowledge, the Assignor is not in default under the Agency Documents, and that there are no unpaid but due sums by Assignor to the Agency under the Agency Documents.

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ARTICLE III

RELEASE

Section 3.1         Release of the Assignor by the Agency.

(a)         On and after the Effective Date, but only upon receipt by the Agency of an opinion of counsel to the Assignee that this Assignment Agreement has been duly authorized, executed and delivered by the Assignee, the receipt of which opinion the Agency hereby confirms, the Agency hereby releases the Assignor from all of its obligations, liabilities and duties relating to the Facility, including, but not limited to, all of its rights, title interest, obligation, liabilities and duties under the Company Lease and the Lease Agreement.

(b)         Notwithstanding anything herein to the contrary, the Assignor is hereby not released from any obligations, liabilities or duties under the Company Lease and the Lease Agreement arising prior to the Effective Date (the "Prior Obligations"), including, without limiting the generality of the foregoing, the obligations of the Assignor to indemnify and defend the Agency and to hold harmless the Agency under the Company Lease and the Lease Agreement, irrespective of whether a particular cause of action in connection with such Prior Obligations was commenced or commences before or after the Effective Date.

ARTICLE IV

INDEMNIFICATION

Section 4.1         Assignee's Indemnification of Agency. The Assignee shall and does indemnify the Agency against, and agrees to defend and hold the Agency harmless from, all liabilities, obligations, actions, suits, proceedings or claims and all costs and expenses (including, without limitation, reasonable attorneys' fees) incurred in connection with the Company Lease and the Lease Agreement, arising out of the Assignee's obligations under the Company Lease and the Lease Agreement and related to the period arising from and after the Effective Date.

Section 4.2         Assignor's Indemnification of Agency. The Assignor shall and does indemnify the Agency and the Assignee against, and agrees to defend and hold the Agency and the Assignee harmless from, all liabilities, obligations, actions, suits, proceedings or claims and all costs and expenses (including, without limitation, reasonable attorneys' fees) incurred in connection with the Company Lease and the Lease Agreement, arising out of the Assignor's obligations under the Company Lease and the Lease Agreement and related to the period prior to the Effective Date.

ARTICLE V

AMENDMENT AND MODIFICATION OF COMPANY LEASE

Section 5.1         Amendment and Modification of Company Lease. The Assignee and the Agency agree that the Company Lease is amended and modified as of the Effective Date as follows:

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(a)         The Company Lease is hereby amended and modified in all respects to reflect that the Assignee is now leasing the Facility to the Agency as defined herein. Accordingly, all references in the Company Lease to the "Company" are hereby amended and modified to reflect the following definition:

"Company" means, Steel 555 NRP, LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware, and authorized to transact business in the State of New York, and its successors and assigns.

(b)         Any notices required to be delivered to the Company pursuant to the terms of the Company Lease Agreement shall be delivered as provided in Section 7.1 hereof

ARTICLE VI

AMENDMENT AND MODIFICATION OF LEASE AGREEMENT

Section 6.1         Amendment and Modification of Lease Agreement. The Assignee and the Agency agree that the Lease Agreement is amended and modified as of the Effective Date as follows:

(a)         The Lease Agreement is hereby amended and modified in all respects to reflect that the Agency is now leasing the Facility to the Assignee as defined herein. Accordingly, all references in the Lease Agreement to the "Company" are hereby amended and modified to reflect the following definition:

"Bill of Sale" means the Bill of Sale, dated the Closing Date, given by the Company to the Agency with respect to the Equipment, as the same may be amended from time to time.

"Company" means, Steel 555 NRP, LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware, and authorized to transact business in the State of New York, and its successors and assigns.

"Construction Period" means the period beginning on the earlier of (a) Effective Date and (b) the date of commencement of the Project Work of the Facility, and ending on the Completion Date.

"Equipment" means all machinery, equipment and other personal property used and to be used in connection with the Facility as described in Exhibit A to the Lease Agreement.

"Facility" means collectively, the Land, Improvements, and Equipment.

"Final Project Cost Budget" means that certain budget of costs paid or incurred by the Company in connection with the Project, which shall be submitted by the Company pursuant to Section 3.6 hereof upon completion of the Project.

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"Maximum Company Sales Tax Savings Amount" shall mean the aggregate maximum dollar amount of Company Sales Tax Savings that the Company and all Agents acting on behalf the Company are permitted to receive under this Lease Agreement, which shall equal $90,420, or such maximum dollar amount as may be determined by the Agency pursuant to such additional documents as may be required by the Agency for such increase."

"Original Project" means (a) the acquisition of an approximately 11.88 acre parcel of land located at 555 North Research Place, Central Islip, New York 11722, the renovation of an approximately 179,000 square foot building located thereon, together with the acquisition, installation and equipping of improvements, structures and other related facilities attached to the Land and the acquisition and installation therein of certain equipment not part of the Equipment, which Company Facility is to be leased and subleased by the Agency to the Company and further subleased by the Company to the Sublessee; and (b) the acquisition and installation of certain equipment and personal property, which Equipment is to be leased by the Agency to the Sublessee, and which Facility is to be used by the Sublessee for its primary use as a manufacturing facility to process surface treatments or films and coatings on various product lines in its business as a manufacturer of equipment and materials for the semiconductor industry.

"Project" means the Original Project, plus (a) the acquisition by the Assignee of the Original Facility, (b) the renovation of the Original Project, and (c) the acquisition and installation of certain equipment and personal property in the Facility, which Facility will be leased by the Assignee to the Tenant.

"Project Application Information" means the application and questionnaire submitted to the Agency on August 3, 2017 by or on behalf of the Original Company, for approval by the Agency of the Original Project; the application and questionnaire submitted to the Agency on May 6, 2021 by or on behalf of the Company, for approval by the Agency of the Project the together with all other letters, documentation, reports and financial information submitted in connection therewith.

"Tenant" means ELM Freight Handlers, Inc.

(b)         Any notices required to be delivered to the Company pursuant to the terms of the Lease Agreement shall be delivered as provided in Section 7.1 hereof.

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(c)         Section 3.6 of the Lease Agreement shall be amended and restated in its entirety as follows:

To establish the Completion Date, the Company shall deliver to the Agency: (i) a certificate signed by an Authorized Representative of the Company in the form set forth in Exhibit J attached hereto, together with all attachments required thereunder stating: (a) that the Project Work has been completed in accordance with the Plans and Specifications therefor, and (b) that payment for all labor, services, materials and supplies used in such Project Work has been made or provided for; (ii) the Final Project Cost Budget, which budget will include a comparison with the project cost budget information listed in the Project Application Information and shall include all costs paid or incurred by the Company in connection with the Company Facility and the Equipment; and (iii) such other certificates and information as may be reasonably satisfactory to the Agency. The Company shall not be entitled to any refund or credit of the Agency's fee in the Final Project Cost Budget is lower than provided in the Project Application Information. The Company agrees that the Completion Date shall be no later than December 31, 2022.

(d)         5.3 of the Lease Agreement shall be amended and restated in its entirety as follows:

Section 874 of the Act exempts the Agency from paying certain mortgage recording taxes except for the portion of the mortgage recording tax allocated to transportation districts referenced in Section 253(2)(a) of the Tax Law. The Agency hereby grants to the Company exemption from mortgage recording taxes for one or more Mortgages securing an aggregate principal amount not to exceed $20,000,000, or such greater amount as approved by the Agency in its sole and absolute discretion, in connection with the financing of the Project Work and any future financing, refinancing or permanent financing of the costs of the Project Work for the Facility including the cost of refinancing any debt incurred to or by the Company's affiliates in order to finance the acquisition of the Project (the "Mortgage Recording Tax Exemption"). The Company represents and warrants (1) that the real property secured by the Mortgage is located within a transportation district referenced in Section 253(2)(a) of the Tax Law, and (2) that upon recording the Mortgage, the Company shall pay the mortgage recording tax allocated to transportation districts referenced in Section 253(a)(2) of the Tax Law.

(e)         Section 8.1 1 of the Lease Agreement shall be amended and restated in its entirety as follows:

The Company hereby agrees to create and maintain at all times or cause to be created and maintained at all times at the Company Facility and at the facility located at 355 South Technology Drive, Central Islip, New York 11722: thirty-five (35) full time equivalent employees as of December 31, 2023, and thereafter throughout the Lease Term, calculated on the basis of 35 hours per week who are employees of the Company or any subsidiary or affiliates of the Company, or any consultants, contractors or subcontractors of the Company, or any subsidiary or affiliates of the Company, whose place of employment or workplace is located at the Facility (including the full time equivalent employees of all tenants at the Facility) ("FTE"). It is further provided that the Company may not actually provide the FTEs at the Facility, but rather shall sublease the Facility to the Tenant and other sublessees, and the FTE jobs created and maintained by the Tenant and other sublessees at the Facility shall satisfy the requirement above. The Company's obligation with regard to creating or causing to be maintained FTEs includes (a) using all reasonable efforts to lease up the Facility, and (b) including provisions in all subleases requiring any tenant to comply with the provisions of the Lease Agreement applicable to them.

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(f)         Section 8.12 of the Lease Agreement shall be added as follows:

The Company shall deliver to the Agency each year no later than January 15th, a certificate signed by an Authorized Representative of the Company in the faun attached hereto as Exhibit K, together with all attachments referenced therein.

(g)         Exhibit J is hereby added to the Lease Agreement in the form attached to this Assignment Agreement as Exhibit A.

(h)         Exhibit K is hereby added to the Lease Agreement in the form attached to this Assignment Agreement as Exhibit B.

ARTICLE VII

MISCELLANEOUS

Section 7.1         Notices. All notices, certificates and other communications hereunder shall be in writing and shall be either delivered personally or sent by certified mail, postage prepaid, return receipt requested, addressed as follows or to such other address as any party may specify in writing to the others:

To the Agency:

Town of Islip Industrial Development Agency 40 Nassau Avenue

Islip, New York 11751

Attention:         Executive Director

With a copy to:

Islip Town Attorney's Office 40 Nassau Avenue

Islip, New York 11751

Attention:         Taryn Jewell, Esq.

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To the Company:

Steel 555 NRP, LLC

999 Oyster Bay Road

Suite 200

Bethpage, New York 11714

Attention:         Loren Lostritto, Esq., General Counsel & Principal

With a copy to:

Forchelli Deegan Terrana LLP

333 Earle Ovington Boulevard

Uniondale, New York 11553

Attention:         Daniel P. Deegan, Esq.

Section 7.2         Binding Effect. This Assignment Agreement shall inure to the benefit of and shall be binding upon the parties and their respective successors and assigns.

Section 7.3         Severability. In the event any provision of this Assignment Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

Section 7.4         Amendments, Changes and Modifications. This Assignment Agreement may not be amended, changed, modified, altered or terminated except in a writing executed by the parties hereto.

Section 7.5         Execution of Counterparts. This Assignment Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

Section 7.6         Applicable Law. This Assignment Agreement shall be governed exclusively by the applicable laws of the State without regard or reference to its conflict of laws principles.

Section 7.7         Section Headings Not Controlling. The headings of the several Sections in this Assignment Agreement have been prepared for convenience of reference only and shall not control or affect the meaning of or be taken as an interpretation of any provision of this Assignment Agreement.

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IN WITNESS WHEREOF, the Agency, the Assignor and the Assignee have caused this Assignment Agreement to be executed in their respective names by their duly authorized representatives, all as of the date first written above.

TOWN OF ISLIP INDUSTRIAL DEVELOPMENT 4, GENCY, as Agency By:_________________________ Name: John G. Walser Title: Executive Director

STATE OF NEW YORK )

:      S S.:

COUNTY OF SUFFOLK )

On the __ day of July in the year 2021, before me, the undersigned, personally appeared John G. Walser, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the within instrument, the individual, or the person or entity on behalf of which the individual acted, executed the instrument.

___________________________ Notary Public

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555 N RESEARCH CORPORATION By:______________________ Name: Emmanuel Lakios Title: President

STATE OF NEW YORK )

: SS.:

COUNTY OF SUFFOLK )

On the ____ day of July in the year 2021, before me, the undersigned, personally appeared Emmanuel Lakios, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the within instrument, the individual, or the person or entity on behalf of which the individual acted, executed the instrument.

___________________________ Notary Public

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STEEL 555z.NRP, LLC By: _________________________ Name: Joseph Lostritto Title: Manager

STATE OF NEW YORK)

: SS.:

COUNTY OF SUFFOLK)

On the ___ day of July in the year 2021, before me, the undersigned, personally appeared Joseph Lostritto, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the within instrument, the individual, or the person or entity on behalf of which the individual acted, executed the instrument.

___________________________ Notary Public

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EXHIBIT A

Legal Description of Real Property

ALL that certain plot piece or parcel of land, with the buildings and improvement erected, situate, lying and being at Central Islip, in the Town of Islip, County of Suffolk, State of New York, known and designated as Lots 5, 6 and 7 on a certain map entitled "Map of Tech Park", filed in the Office of the Clerk of Suffolk County, which said map was filed on October 30, 1992 as Map No. 9282, being more particularly bounded and described as follows:

BEGINNING at the point formed by the intersection of the westerly line of North with the northerly line of North Research Place:

RUNNING THENCE from said point of beginning the following two (2) courses and distances:

1).         South 81 degrees 30 minutes 37 seconds West, a distance of 834.82 feet along the northerly line of North Research Place to a point of curve;

2).         Southwesterly along a curve to the left having a radius of 283 .00 feet, a distance of 119.02 feet to the division line between Lot 7 and Lot 8 on said map;

THENCE along said division line, the following two (2) courses and distances:

1).         North 55 degrees 08 minutes 36 seconds West, 129.29 feet;

2).         North 11 degrees 47 minutes 48 seconds West, 348.01 feet to a point on the southerly line of "Map of College Woods Section 2", filed 3/4/91 as Map No. 9071.

THENCE along said southerly line of "Map of College Woods, Section 2", North minutes 33 seconds East, a distance of 1106.21 feet to a point;

THENCE South 39 degrees 24 minutes 19 seconds East, a distance of 136.64 feet to a point on the westerly line of North Champlin Drive;

THENCE along westerly line of North Champlin Drive, the following four (4) courses and distances:

1).         South 13 degrees 29 minutes 54 seconds East, a distance of 137.77 feet to point;

2).         Along the arc of a curve, bearing to the right having a radius of 975.00 feet, a distance of 85.23 feet to a point;

3).         South 08 degrees 29 minutes 23 seconds East, a distance of 148.26 feet to a point;

4) . Along the arc of a curve, bearing to the right, having a radius of 25 .00 feet, a distance of 39.27 feet to the point or place of BEGINNING.

TOGETHER with a non-exclusive easement for ingress and egress, in and over described parcel:

ALL that certain plot, piece or parcel of land, situate, lying and being in Central Islip in the Town of Islip, County of Suffolk and State of New York, being a portion of Lot 4 on a certain map entitled, "Map of Tech Park" filed in the Office of the Clerk of the County of Suffolk, filed October 30, 1992 as Map No. 9282, being more particularly bounded and described as follows:

BEGINNING at a point on the westerly side of North Champlin Drive where the same is intersected by the division line between Lot 4 and Lot 5 on said map;

RUNNING THENCE along the westerly side of North Champlin Drive, North 13 degrees, 29 minutes 54 seconds West, 126.66 feet to a point;

THENCE through Lot 4 on said map, South 72 degrees 54 minutes 33 seconds West, 59.82 feet to a point on the division line between Lot 4 and Lot 5 on said map;

THENCE along the division line, South 39 degrees 24 minutes 19 seconds East, 136.64 feet to the point or place of BEGINNING.

Premises commonly known as 555 N Research Place, Central Islip, New York

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